                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            Date of report: 18-Nov-03

                        CIT Equipment Collateral 2002-VT1

         A Delaware             Commission File         I.R.S. Employer
         Corporation             No. 0001172747          No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report

                                                    Determination Date: 11/18/03
                                                     Collection Period: 10/31/03
                                                          Payment Date: 11/20/03

I. AVAILABLE FUNDS

   A. Available Pledged Revenues

      a. Scheduled Payments Received                              $26,788,406.42
      b. Liquidation Proceeds Allocated to Owner Trust                990,651.75
      c. Required Payoff Amounts of Prepaid Contracts               2,083,250.79
      d. Required Payoff Amounts of Purchased Contracts                     0.00
      e. Proceeds of Clean-up Call                                          0.00
      f. Investment Earnings on Collection Account and
            Note Distribution Account                                       0.00

            Total Available Pledged Revenues =                    $29,862,308.96

   B. Determination of Available Funds

      a. Total Available Pledged Revenues                         $29,862,308.96
      b. Servicer Advances                                          3,487,373.64
      c. Recoveries of prior Servicer Advances                     (2,981,001.99)
      d. Withdrawal from Cash Collateral Account                      437,363.92
                                                                  --------------
            Total Available Funds =                               $30,806,044.53

II. DISTRIBUTION AMOUNTS

   A.  COLLECTION ACCOUNT DISTRIBUTIONS

      1.  Servicing Fee                                                          278,335.87

      2.  Class A-1 Note Interest Distribution                         0.00
          Class A-1 Note Principal Distribution                        0.00
             Aggregate Class A-1 distribution                                          0.00

      3.  Class A-2 Note Interest Distribution                         0.00
          Class A-2 Note Principal Distribution                        0.00
             Aggregate Class A-2 distribution                                          0.00

      4.  Class A-3 Note Interest Distribution                 1,029,330.60
          Class A-3 Note Principal Distribution               26,861,364.42
             Aggregate Class A-3 distribution                                 27,890,695.02

      5.  Class A-4 Note Interest Distribution                   414,657.08
          Class A-4 Note Principal Distribution                        0.00
             Aggregate Class A-4 distribution                                    414,657.08

      6.  Deposit to the Class A Principal Account                     0.00

      7.  Class B Note Interest Distribution                      40,516.42
          Class B Note Principal Distribution                    796,428.59
             Aggregate Class B distribution                                      836,945.01

      8.  Class C Note Interest Distribution                      24,716.23
          Class C Note Principal Distribution                    434,415.60
             Aggregate Class C distribution                                      459,131.83

      9.  Class D Note Interest Distribution                      57,448.52
          Class D Note Principal Distribution                    868,831.19
             Aggregate Class D distribution                                      926,279.71

      10. Deposit to the Cash Collateral Account                                       0.00

      11. Amounts in accordance with the CCA Loan Agreement                            0.00

      12. Remainder to the holder of the equity certificate                            0.00

             Collection Account Distributions =                               30,806,044.53
                                                                              =============

   B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

      1.  Payment due on the Senior Loan                                               0.00

      2.  Payment due on the Holdback                                          2,122,773.64

      3.  Payment to the Depositor                                                     0.00
                                                                              -------------
             Cash Collateral Account Distributions =                           2,122,773.64
                                                                              =============

   C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT
          Collection Account Distributions =                                           0.00
                                                                              -------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

   --------------------------------------------------------------------------------------
        Distribution              Class A-1    Class A-2     Class A-3        Class A-4
          Amounts                   Notes        Notes         Notes            Notes
   --------------------------------------------------------------------------------------
   1. Interest Due                   0.00         0.00       1,029,330.60     414,657.08
   2  Interest Paid                  0.00         0.00       1,029,330.60     414,657.08
   3  Interest Shortfall             0.00         0.00               0.00           0.00
      ((1) minus (2))
   4  Principal Paid                 0.00         0.00      26,861,364.42           0.00

   5  Total Distribution Amount      0.00         0.00      27,890,695.02     414,657.08
      ((2) plus (4))

   --------------------------------------------------------------------------------------
        Distribution               Class B      Class C        Class D      Total Offered
          Amounts                   Notes        Notes          Notes           Notes
   --------------------------------------------------------------------------------------
   1. Interest Due                 40,516.42    24,716.23      57,448.52     1,566,668.85
   2  Interest Paid                40,516.42    24,716.23      57,448.52     1,566,668.85
   3  Interest Shortfall                0.00         0.00           0.00             0.00
      ((1) minus (2))
   4  Principal Paid              796,428.59   434,415.60     868,831.19    28,961,039.81

   5  Total Distribution Amount   836,945.01   459,131.83     926,279.71    30,527,708.66
      ((2) plus (4))

IV. Information Regarding the Securities

   A Summary of Balance Information

   -----------------------------------------------------------------------------------------------------------
                              Applicable   Principal Balance   Class Factor   Principal Balance   Class Factor
                                Coupon           Nov-03           Nov-03            Oct-03           Oct-03
             Class               Rate         Payment Date     Payment Date      Payment Date     Payment Date
   -----------------------------------------------------------------------------------------------------------
   a. Class A-1 Notes           1.9600%               0.00        0.00000                 0.00       0.00000
   b. Class A-2 Notes           2.9000%               0.00        0.00000                 0.00       0.00000
   c. Class A-3 Notes           4.0300%     279,639,063.47        0.87661       306,500,427.89       0.96082
   d. Class A-4 Notes           4.6700%     106,550,000.00        1.00000       106,550,000.00       1.00000
   e. Class B Notes             3.9700%      11,450,349.59        0.39013        12,246,778.19       0.41727
   f. Class C Notes             4.4400%       6,245,645.23        0.39035         6,680,060.83       0.41750
   g. Class D Notes             5.1600%      12,491,290.46        0.38917        13,360,121.66       0.41624

   h. Total Offered Notes                   416,376,348.75                      445,337,388.56

   i. One-Month Libor Rate                         1.12000%

   B Other Information

   -------------------------------------------------------
                         Scheduled           Scheduled
                     Principal Balance   Principal Balance
                           Nov-03              Oct-03
        Class           Payment Date        Payment Date
   -------------------------------------------------------
   Class A-1 Notes        0.00                 0.00

   ----------------------------------------------------------------------------------------
                               Target            Class           Target            Class
                          Principal Amount      Floor       Principal Amount       Floor
                Class          Nov-03           Nov-03           Oct-03           Oct-03
    Class    Percentage     Payment Date     Payment Date     Payment Date     Payment Date
   ----------------------------------------------------------------------------------------
   Class A     92.75%      386,189,063.47                    413,050,427.89
   Class B      2.75%       11,450,349.59        0.00         12,246,778.19        0.00
   Class C      1.50%        6,245,645.23        0.00          6,680,060.83        0.00
   Class D      3.00%       12,491,290.46        0.00         13,360,121.66        0.00

V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

      1.  Principal Balance of Notes and Equity Certificates                            445,337,388.56
          (End of Prior Collection Period)
      2.  Contract Pool Principal Balance (End of Collection Period)                    416,376,348.75
                                                                                        --------------
             Total monthly principal amount                                              28,961,039.81

   B. PRINCIPAL BREAKDOWN                                             No. of Accounts
                                                                      ---------------
      1.  Scheduled Principal                                              56,231        25,570,003.94
      2.  Prepaid Contracts                                                 2,089         2,083,250.79
      3.  Defaulted Contracts                                                 234         1,307,785.08
      4.  Contracts purchased by CIT Financial USA, Inc.                        0                 0.00
                                                                      --------------------------------
          Total Principal Breakdown                                        58,554        28,961,039.81

VI. CONTRACT POOL DATA

   A. CONTRACT POOL CHARACTERISTICS

                                        --------------------------------------------------
                                            Original           Nov-03           Oct-03
                                              Pool          Payment Date     Payment Date
                                        --------------------------------------------------
   1.  a. Contract Pool Balance         1,068,496,994.00   416,376,348.75   445,337,388.56
       b. No of Contracts                         73,864           58,554           60,877
       c. Pool Factor

   2.  Weighted Average Remaining Term             38.00             26.4             26.7

   3.  Weighted Average Original Term               44.1

   B. DELINQUENCY INFORMATION

                                       -----------------------------------------------------------------
                                                    % of Aggregate
                                         % of      Required Payoff        No. of      Aggregate Required
                                       Contracts        Amount           Accounts       Payoff Amounts
                                       -----------------------------------------------------------------
   1.  Current                           94.94%        96.25%                55,591     407,555,298.73
       31-60 days                         2.65%         2.39%                 1,554      10,115,129.21
       61-90 days                         1.09%         0.59%                   638       2,498,760.96
       91-120 days                        0.59%         0.34%                   347       1,447,644.88
       120+ days                          0.72%         0.43%                   424       1,838,704.06

          Total Delinquency              100.0%        100.0%                58,554     423,455,537.84

   2.  Delinquent Scheduled Payments:

       Beginning of Collection Period                                  6,572,817.44
       End of Collection Period                                        7,079,189.09
                                                                      -------------

          Change in Delinquent Scheduled Payments                        506,371.65

   C.  DEFAULTED CONTRACT INFORMATION

   1.  Required Payoff Amount on Defaulted Contracts                   1,307,785.08
   2.  Liquidation Proceeds received                                     990,651.75
                                                                      -------------
   3.  Current Liquidation Loss Amount                                   317,133.33

   4.  Cumulative Liquidation Losses to date                          13,314,705.15

          % of Initial Contracts                                              5.252%
          % of Initial Contract Pool Balance                                  1.246%

VII. MISCELLANEOUS INFORMATION

   A. SERVICER ADVANCE BALANCE

      1.  Opening Servicer Advance Balance                                               6,572,817.44
      2.  Current Period Servicer Advance                                                3,487,373.64
      3.  Recoveries of prior Servicer Advances                                         -2,981,001.99
                                                                                        -------------
      4.  Ending Servicer Advance Balance                                                7,079,189.09

   B. CASH COLLATERAL ACCOUNT

      1.  Applicable Rates for the Interest Period:
          a. Libor Rate for the Interest Period                                                         1.1200%
          b. Senior Loan Interest Rate                                                                  4.6200%
          c. Holdback Amount Interest Rate                                                              7.1200%

      2.  Opening Cash Collateral Account                                                                        38,967,021.50

      3.  Deposit from the Collection Account                                                                             0.00

      4.  Withdrawals from the Cash Collateral Account                                                             (437,363.92)

      5.  Investment Earnings                                                                                        26,046.58

      6.  Investment Earnings Distributions:
          a. Senior Loan Interest                                                                                         0.00
          b. Senior Loan Principal                                                                                        0.00
          c. Holdback Amount Interest                                                                               -26,046.58
          d. Holdback Amount Principal                                                                                    0.00
                                                                                                                 -------------
                Total Investment Earnings distributions                                                             -26,046.58

      7.  Remaining available amount                                                                                      0.00

      8.  Required Cash Collateral Account Amount                                                                36,432,930.52

      9.  Cash Collateral Account Surplus/(Shortfall)                                                                     0.00

      10. Distribution of CCA Surplus:
          a. Senior Loan Principal                                                                                        0.00
          b. Holdback Amount Principal                                                                           -2,096,727.06
                                                                                                                 -------------
                Total Distribution of Surplus                                                                    -2,096,727.06

      11. Ending Cash Collateral Account                                                                         36,432,930.52

      12. Cash Collateral Account deficiency                                                                              0.00

   C. OTHER RELATED INFORMATION

      1.  Discount Rate                                                                        4.6150%

      2.  Life to Date Prepayment (CPR)                                                          6.80%

      3.  Life to Date Substitutions:

          a. Prepayments                                                         0.00

          b. Defaults                                                            0.00

          ---------------------------------------------------------------------------
                                                            Nov-03          Oct-03
                  Item                                   Payment Date    Payment Date
          ---------------------------------------------------------------------------
          a. Senior Loan                                         0.00            0.00
          b. Holdback Amount                            46,953,855.51   49,050,582.57

     NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO
HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
    Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    11/20/03

   This Certificate shall constitute the Servicer's Certificate as required by
  Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer